UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020 (June 26, 2020)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2020, At Home Group Inc. (the “Company”) announced that Laura L. Bracken, age 46, will be promoted to serve as the Company’s Vice President, Chief Accounting Officer, effective July 13, 2020. Ms. Bracken has served as the Company’s Vice President, Controller since April 1, 2019. Prior to joining the Company, she was employed by ATW Corp. as Vice President, Corporate Controller since July 2017. From June 2014 to July 2017, Ms. Bracken served as U.S. Controller for GameStop, Inc. (NYSE: GME) and before that as Director, Financial Reporting from June 2013 to June 2014. Prior to that, she served in various other accounting and financial reporting roles and began her career with Price Waterhouse LLP. She received her Bachelor’s degree in Accounting from the University of North Texas and is a Certified Public Accountant.

Ms. Bracken was not appointed as Chief Accounting Officer pursuant to any arrangement or understanding with any other person. Ms. Bracken does not have any family relationships with any executive officer or director of the Company. Ms. Bracken is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company and Ms. Bracken will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.16 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-206772) and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 26, 2020.  There were 64,185,751 shares of the Company’s common stock entitled to vote at the Annual Meeting, of which 57,507,611 were voted in person or by proxy.

At the Annual Meeting, the Company’s stockholders:

(1)	Elected the three Class I director nominees, each director to hold office until the 2023 annual meeting of stockholders or until such director’s successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service;

(2)	Approved (on an advisory basis) the compensation of the Company’s named executive officers; and

(3)	Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021.

The Annual Meeting proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 22, 2020.  The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Class I Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lewis L. Bird III	40,707,267	3,322,179	13,478,165

Elisabeth B. Charles	40,590,354	3,439,092	13,478,165

Joanne C. Crevoiserat	40,669,354	3,360,092	13,478,165

Proposal 2: Advisory Vote on the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
42,937,955	787,994	303,497	13,478,165

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
57,088,347	73,976	345,288	N/A

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.16 to Amendment No. 6 to the Registrant's Registration Statement on Form S-1 filed on July 25, 2016 (File No. 333-206772)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: July 1, 2020	By:	/s/ MARY JANE BROUSSARD
Name: Mary Jane Broussard
Title: Chief Administrative Officer, General Counsel and Corporate Secretary

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